THE VANTAGEPOINT FUNDS Milestone 2055 Fund Ticker Symbol: Investor M Shares: VPRGX TM Shares: VQRGX
SUMMARY PROSPECTUS • January 4, 2016
Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2015 as revised January 4, 2016, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.
Investment Objective
To offer high total return consistent with the Fund’s current asset allocation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses[1]	2.97%	3.22%
Acquired fund fees and expenses[2]	0.51%	0.51%
Total annual fund operating expenses[2]	3.58%	3.83%
Fee waiver and/or expense reimbursement[3]	(2.85%)	(2.85%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	0.73%	0.98%
[1]	Other Expenses are based on estimated amounts for the current fiscal year.
[2]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.
[3]	The investment adviser has agreed to waive fees or reimburse expenses (other than extraordinary expenses) until April 30, 2017 to limit the Fund’s total annual operating expenses to 0.73% for the TM Shares and 0.98% for the Investor M Shares. After such date, this arrangement can be terminated by the investment adviser upon notification to the Fund’s Board of Directors.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver and/or expense reimbursement described above expires on April 30, 2017 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
TM Shares	$ 75	$832
Investor M Shares	$100	$906
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Since the Fund commenced operations on January 4, 2016, the portfolio turnover rate is not available.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2055. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2065 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Fund	Allocation Range
Vantagepoint High Yield Fund	0% - 6%

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Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	19% - 29%
Vantagepoint Growth & Income Fund	6% - 16%
Vantagepoint Growth Fund	9% - 19%
Vantagepoint Select Value Fund	0% - 6%
Vantagepoint Mid/Small Company Index Fund	5% - 15%
Vantagepoint Aggressive Opportunities Fund	0% - 6%
Vantagepoint Discovery Fund	0% - 6%
Vantagepoint International Fund	12% - 22%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10% - 20%
Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.
The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2055. This is intended to reduce investment risk as investors move towards and into retirement.
The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.
The current asset mix (as of the date of this prospectus) is approximately 84% equity, 1% fixed income, and 15 % multi-strategy. The asset mix will become progressively more conservative so that by the year 2055 (“target year”), the mix will approximate 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. At that time (10 years after 2055), the Fund will reach its “landing point” and its target asset allocation will become constant. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2055.
Principal Investment Risks:  There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

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Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the

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risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Risk/Return Bar Chart and Table
The Fund has not been in operation for a full calendar year, therefore no performance information is included.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2016
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2016
Lee Trenum, CFA	Vice President of Investments	Portfolio Manager of the Fund since 2016
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) the VantageTrusts; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) ICMA Retirement Corporation. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.
BRC-072-201601-1738

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